SL GREEN REALTY CORP.

FOURTH QUARTER 2019 SUPPLEMENTAL DATA

December 31, 2019

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of December 31, 2019, the Company held interests in 97 buildings totaling 44.0 million square feet. This included ownership interests in 26.5 million square feet in Manhattan buildings and 16.4 million square feet securing debt and preferred equity investments.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•	SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2019 that will be released on Form 10-K to be filed on or before March 2, 2020.

Supplemental Information	2	Fourth Quarter 2019

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	9

Comparative Balance Sheets	10

Comparative Statements of Operations	12

Comparative Computation of FFO and FAD	13

Consolidated Statement of Equity	14

Joint Venture Statements	15	-	17

Selected Financial Data	18	-	21

Debt Summary Schedule	22	-	23

Lease Liability Schedule	24

Debt and Preferred Equity Investments	25	-	27

Selected Property Data
Composition of Property Portfolio	28	-	32
Largest Tenants	33
Tenant Diversification	34
Leasing Activity Summary	35	-	36
Annual Lease Expirations	37	-	38

Summary of Real Estate Acquisition/Disposition Activity	39	-	43

Corporate Information	44

Non-GAAP Disclosures and Reconciliations	45

Analyst Coverage	48

Supplemental Information	3	Fourth Quarter 2019

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured, at inception, as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense. On our balance sheets, financing leases include the amounts previously captioned "Properties under capital lease."
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2019 are as follows:

Added to Same-Store in 2019:	Removed from Same-Store in 2019:
1515 Broadway	131-137 Spring Street (sold)
Worldwide Plaza	521 Fifth Avenue (sold)
55 West 46th Street - Tower 46	115 Spring Street (deconsolidated)
100, 200 & 500 Summit Lake Drive (sold)
360 Hamilton Avenue (sold)
1010 Washington Boulevard (sold)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Fourth Quarter 2019

FOURTH QUARTER 2019 HIGHLIGHTS Unaudited

New York, NY, January 22, 2020 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended December 31, 2019 of $17.4 million, or $0.22 per share, as compared to net loss attributable to common stockholders of $61.2 million, or $0.73 per share, for the same quarter in 2018.
The Company also reported net income attributable to common stockholders for the year ended December 31, 2019 of $255.5 million, or $3.11 per share, as compared to net income attributable to common stockholders of $232.3 million, or $2.67 per share, for 2018. Net income attributable to common stockholders for the year ended December 31, 2019 includes $0.69 per share, of net gains recognized from the sale of real estate offset by $0.08 per share of depreciable real estate reserves.
The Company reported FFO for the quarter ended December 31, 2019 of $147.6 million, or $1.75 per share, as compared to FFO for the same period in 2018 of $142.7 million, or $1.61 per share.
The Company also reported FFO for the year ended December 31, 2019 of $605.7 million, or $7.00 per share, as compared to FFO for 2018 of $605.7 million, or $6.62 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended December 31, 2019, the Company reported consolidated revenues and operating income of $308.1 million and $155.4 million, respectively, compared to $317.0 million and $158.2 million, respectively, for the same period in 2018.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures increased by 2.0% for the fourth quarter and 2.6% for the year ended December 31, 2019, excluding lease termination income and free rent given to Viacom at 1515 Broadway.
During the fourth quarter, the Company signed 59 office leases in its Manhattan portfolio totaling 1,283,470 square feet. Thirty-nine leases comprising 941,150 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.52 per rentable square foot, representing a 56.0% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the fourth quarter was 10.6 years and average tenant concessions were 7.9 months of free rent with a tenant improvement allowance of $64.56 per rentable square foot.

During 2019, the Company signed 163 office leases in its Manhattan portfolio totaling 2,468,365 square feet. One hundred sixteen leases comprising 1,761,686 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.36 per rentable square foot, representing a 38.1% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in 2019 was 10.7 years, or 11.1 years including the office leases signed at One Vanderbilt, and average tenant concessions were 6.8 months of free rent with a tenant improvement allowance of $63.38 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 96.2% as of December 31, 2019, inclusive of 373,434 square feet of leases signed but not yet commenced, as compared to 95.3% as of September 30, 2019.
Significant leases that were signed in the fourth quarter included:

•	New lease with Amazon for 335,408 square feet at 410 10th Avenue, for 16.2 years;

•	Renewal with BMW of Manhattan, Inc. for 226,556 square feet at 555 West 57th Street, for 10.0 years;

•	New lease with Strategic Family, Inc. for 82,557 square feet at 711 Third Avenue, for 6.0 years;

•	New lease with Oak Hill Advisors for 45,954 square feet at One Vanderbilt Avenue, for 15.0 years;

•	New lease with West Monroe Partners, Inc. for 41,715 square feet at Worldwide Plaza, for 10.5 years;

•	New lease with RAD Entertainment Group for 39,436 square feet at 1515 Broadway, for 20.0 years; and

•	New lease with Greenberg Traurig for 38,098 square feet at 420 Lexington Avenue, for 15.0 years.
Investment Activity
In December, the Company announced that its Board of Directors authorized a $500 million increase to the size of its share repurchase program, bringing the program to a total of $3.0 billion. To date, the Company has acquired 22.7 million shares of its common stock under the program and redeemed 0.6 million common units of its Operating Partnership, or OP units, allowing the Company to save approximately $82.7 million of common dividends and distributions on an annualized basis. The average price of total share repurchases and OP Unit redemptions to date is $95.70 per share/unit.
In January, the Company closed on the acquisition of 707 Eleventh Avenue for a gross purchase price of $90.0 million. The 160,000-square-foot property will be

Supplemental Information	5	Fourth Quarter 2019

FOURTH QUARTER 2019 HIGHLIGHTS Unaudited

redeveloped into a modern, Class-A building, attracting companies across industries, including TAMI and boutique FIRE tenants.
In December, the Company closed on the sale of 360 Hamilton Avenue in White Plains, New York and 100, 200 and 500 Summit Lake Drive in Valhalla, New York, reducing the Company’s combined debt by $228.7 million.
In December, the Company closed on the sale of the development site at 562 Fifth Avenue for a sale price of $52.4 million. The transaction generated net cash proceeds to the Company of $50.9 million.
In December, the Company closed on the sale of the development site at 1640 Flatbush Avenue in Brooklyn, for a sale price of $16.2 million. The transaction generated net cash proceeds to the Company of $15.6 million.
In November, the Company closed on the previously announced sale of 1010 Washington Boulevard in Stamford, Connecticut, for a sale price of $23.1 million. The transaction generated net cash proceeds to the Company of $20.9 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio decreased to $1.61 billion at December 31, 2019, including $1.58 billion of investments at a weighted average current yield of 8.6% that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 6.5% that are included in other balance sheet line items for accounting purposes.
During the fourth quarter, the Company originated or acquired new subordinate debt and preferred equity investments totaling $150.0 million, all of which was retained and $86.8 million was funded, at a weighted average yield of 10.2%.
Dividends
In the fourth quarter of 2019, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.885 per share of common stock, which was paid on January 15, 2020 to shareholders of record on the close of business on January 2, 2020; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period October 15, 2019 through and including January 14, 2020, which was paid on January 15, 2020 to shareholders of record on the close of business on January 2, 2020, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 23, 2020 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 2796502.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 2796502. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Fourth Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.22	$0.40	$1.94	$0.52	$(0.73)
Funds from operations (FFO) available to common stockholders - diluted	$1.75	$1.75	$1.82	$1.68	$1.61

Common Share Price & Dividends
Closing price at the end of the period	$91.88	$81.75	$80.37	$89.92	$79.08
Closing high price during period	$92.90	$83.38	$92.60	$93.47	$96.88
Closing low price during period	$78.50	$76.79	$79.59	$77.46	$77.63
Common dividend per share	$0.8850	$0.8500	$0.8500	$0.8500	$0.8500

FFO payout ratio (trailing 12 months)	49.1%	49.6%	49.7%	50.1%	49.7%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	72.9%	92.5%	87.3%	83.9%	86.8%

Common Shares & Units
Common shares outstanding	79,202	81,515	82,409	83,272	83,684
Units outstanding	4,196	4,258	4,259	4,261	4,131
Total common shares and units outstanding	83,398	85,773	86,668	87,533	87,815

Weighted average common shares and units outstanding - basic	83,767	86,550	87,231	87,646	88,187
Weighted average common shares and units outstanding - diluted	84,320	86,714	87,398	87,810	88,376

Market Capitalization
Market value of common equity	$7,662,608	$7,011,943	$6,965,507	$7,870,967	$6,944,410
Liquidation value of preferred equity/units	513,285	516,285	516,285	515,285	530,427
Consolidated debt	5,554,720	5,892,756	6,140,212	5,940,440	5,591,918
Consolidated market capitalization	$13,730,613	$13,420,984	$13,622,004	$14,326,692	$13,066,755
SLG share of unconsolidated JV debt	4,028,136	3,930,470	3,799,897	3,815,230	3,845,901
Market capitalization including SLG share of unconsolidated JVs	$17,758,749	$17,351,454	$17,421,901	$18,141,922	$16,912,656

Consolidated debt service coverage (trailing 12 months)	3.37x	3.26x	3.20x	3.10x	3.10x
Consolidated fixed charge coverage (trailing 12 months)	2.74x	2.68x	2.63x	2.57x	2.57x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.39x	2.35x	2.34x	2.30x	2.32x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.06x	2.03x	2.03x	2.00x	2.02x

Supplemental Information	7	Fourth Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2019		9/30/2019	6/30/2019	3/31/2019	12/31/2018

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$9,222,796		$9,560,878	$9,550,222	$8,936,493	$8,513,935
Investments in unconsolidated joint ventures	$2,912,842		$2,923,595	$2,937,153	$3,055,368	$3,019,020
Debt and preferred equity investments	$1,580,306		$1,954,556	$2,228,912	$2,272,241	$2,099,393
Cash and cash equivalents	$166,070		$121,751	$148,978	$144,323	$129,475
Investment in marketable securities	$29,887		$30,208	$29,978	$29,406	$28,638

Total assets	$12,766,320		$13,294,984	$13,629,941	$13,385,774	$12,751,358

Fixed rate & hedged debt	$3,536,286		$3,538,829	$3,540,487	$3,542,126	$3,543,476
Variable rate debt	2,018,434	(2)	2,353,927	2,599,725	2,398,314	2,048,442
Total consolidated debt	$5,554,720		$5,892,756	$6,140,212	$5,940,440	$5,591,918
Deferred financing costs, net of amortization	(46,583)		(56,988)	(57,423)	(50,376)	(50,218)
Total consolidated debt, net	$5,508,137		$5,835,768	$6,082,789	$5,890,064	$5,541,700

Total liabilities	$6,555,975		$6,843,536	$7,062,331	$6,843,805	$6,115,271

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,771,749		$5,777,022	$5,781,333	$5,880,322	$5,884,452
Variable rate debt, including SLG share of unconsolidated JV debt	3,811,107	(2)	4,046,204	4,158,776	3,875,348	3,553,367
Total debt, including SLG share of unconsolidated JV debt	$9,582,856		$9,823,226	$9,940,109	$9,755,670	$9,437,819

Selected Operating Data
Property operating revenues	$250,452		$248,028	$244,959	$240,118	$247,519
Property operating expenses	(114,867)		(117,768)	(113,309)	(112,684)	(109,343)
Property NOI	$135,585		$130,260	$131,650	$127,434	$138,176
SLG share of unconsolidated JV Property NOI	72,123		75,442	78,472	80,635	79,578
Property NOI, including SLG share of unconsolidated JV Property NOI	$207,708		$205,702	$210,122	$208,069	$217,754
Investment income	42,423		51,518	51,618	50,031	57,952
Other income	15,207		14,088	16,447	14,106	11,565
Marketing general & administrative expenses	(25,575)		(23,841)	(25,480)	(25,979)	(26,030)
SLG share of investment income and other income from unconsolidated JVs	1,736		1,437	2,141	3,291	3,810
Income taxes	1,027		(995)	680	770	964
Transaction costs, including SLG share of unconsolidated JVs	(369)		(44)	(261)	(55)	(426)
Loan loss and other investment reserves, net of recoveries	—		—	—	—	(5,752)
Loss on early extinguishment of debt	—		—	—	—	(14,889)
EBITDAre	$242,157		$247,865	$255,267	$250,233	$244,948

(1) Includes assets held for sale totaling $438.2 million for 220 East 42nd Street.
(2) Does not reflect $0.6 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	8	Fourth Quarter 2019

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Selected Operating Data
Property operating revenues	$233,500	$230,443	$227,427	$222,780	$229,798
Property operating expenses	100,672	101,871	97,927	98,198	97,272
Property NOI	$132,828	$128,572	$129,500	$124,582	$132,526

Other income - consolidated	$3,128	$6,210	$4,493	$4,572	$1,453

SLG share of property NOI from unconsolidated JVs	$72,111	$76,552	$78,979	$80,636	$79,580

Portfolio Statistics
Consolidated office buildings in service	20	20	20	20	20
Unconsolidated office buildings in service	10	10	10	11	10
	30	30	30	31	30

Consolidated office buildings in service - square footage	12,387,091	12,387,091	12,387,091	12,387,091	12,387,091
Unconsolidated office buildings in service - square footage	11,216,183	11,216,183	11,216,183	11,676,183	11,329,183
	23,603,274	23,603,274	23,603,274	24,063,274	23,716,274

Same-Store office occupancy (consolidated + JVs)	94.7%	94.4%	94.1%	94.3%	94.5%
Same-Store office occupancy inclusive of leases signed not yet commenced	96.2%	95.3%	95.2%	95.8%	96.0%

Office Leasing Statistics
New leases commenced	19	27	25	25	33
Renewal leases commenced	19	9	7	10	11
Total office leases commenced	38	36	32	35	44

Commenced office square footage filling vacancy	122,564	170,062	74,425	132,241	60,961
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	415,750	181,226	279,649	270,602	294,886
Total office square footage commenced	538,314	351,288	354,074	402,843	355,847

Average starting cash rent psf - office leases commenced	$64.95	$77.09	$70.53	$69.38	$78.47
Previous escalated cash rent psf - office leases commenced (3)	$48.03	$73.39	$62.82	$67.90	$71.70
Increase in new cash rent over previously escalated cash rent (2) (3)	35.2%	5.0%	12.3%	2.2%	9.4%
Average lease term	7.4	16.1	11.5	11.0	6.8
Tenant concession packages psf	$37.38	$77.97	$79.94	$67.08	$43.57
Free rent months	4.4	4.4	7.1	5.7	4.9

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	9	Fourth Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2019		9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,751,544		$1,860,922	$1,929,496	$1,775,006	$1,774,899
Building and improvements	5,154,990		5,352,144	5,749,261	5,294,612	5,268,484
Building leasehold and improvements	1,433,793		1,431,183	1,427,225	1,423,282	1,423,107
Right of use asset - financing leases	47,445		47,445	47,445	47,445	47,445
Right of use asset - operating leases	396,795		396,795	396,795	396,148	—
	8,784,567		9,088,489	9,550,222	8,936,493	8,513,935
Less: accumulated depreciation	(2,060,560)		(2,147,395)	(2,217,013)	(2,154,075)	(2,099,137)
Net real estate	6,724,007		6,941,094	7,333,209	6,782,418	6,414,798

Other real estate investments:
Investment in unconsolidated joint ventures	2,912,842		2,923,595	2,937,153	3,055,368	3,019,020
Debt and preferred equity investments, net	1,580,306	(1)	1,954,556	2,228,912	2,272,241	2,099,393

Assets held for sale, net	391,664	(2)	403,488	—	—	—
Cash and cash equivalents	166,070		121,751	148,978	144,323	129,475
Restricted cash	75,360		94,793	92,169	151,388	149,638
Investment in marketable securities	29,887		30,208	29,978	29,406	28,638
Tenant and other receivables, net of $12,369 of cumulative charge-offs at 12/31/2019	43,968		44,950	38,270	47,829	41,589
Related party receivables	21,121		20,030	23,686	29,458	28,033
Deferred rents receivable, net of $12,477 of cumulative charge-offs at 12/31/2019	283,011		306,431	341,659	337,099	335,985
Deferred costs, net	205,283		182,621	220,572	211,615	209,110
Other assets	332,801		271,467	235,355	324,629	295,679

Total Assets	$12,766,320		$13,294,984	$13,629,941	$13,385,774	$12,751,358

(1) Excludes debt and preferred equity investments totaling $34.7 million with a weighted average current yield of 6.57% that are included in other balance sheet line items.
(2) Includes 220 East 42nd Street.

Supplemental Information	10	Fourth Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Liabilities
Mortgages and other loans payable	$2,211,883	$2,454,684	$2,366,907	$2,046,906	$1,988,160
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,502,837	1,503,072	1,503,305	1,503,534	1,503,758
Revolving credit facility	240,000	335,000	670,000	790,000	500,000
Deferred financing costs	(46,583)	(56,988)	(57,423)	(50,376)	(50,218)
Total debt, net of deferred financing costs	5,408,137	5,735,768	5,982,789	5,790,064	5,441,700
Accrued interest	22,148	27,568	25,564	28,930	23,154
Accounts payable and accrued expenses	166,905	143,361	133,473	111,899	147,061
Deferred revenue	114,052	126,321	122,941	102,598	94,453
Lease liability - financing leases	44,448	44,251	44,034	43,823	43,616
Lease liability - operating leases	381,671	384,661	387,602	389,857	—
Dividends and distributions payable	79,282	78,541	79,272	80,047	80,430
Security deposits	62,252	62,166	62,735	61,139	64,688
Liabilities related to assets held for sale	—	—	—	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	177,080	140,899	123,921	135,448	120,169
Total liabilities	6,555,975	6,843,536	7,062,331	6,843,805	6,115,271

Noncontrolling interest in operating partnership
(4,196 units outstanding) at 12/31/2019	409,862	401,863	401,824	412,361	387,805
Preferred units	283,285	286,285	286,285	285,285	300,427

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 80,257
issued and outstanding at 12/31/2019, including 1,055 shares held in treasury	803	826	835	843	847
Additional paid–in capital	4,286,395	4,407,667	4,451,209	4,492,581	4,508,685
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive (loss) income	(28,485)	(40,132)	(28,395)	(4,005)	15,108
Retained earnings	1,084,719	1,225,904	1,288,390	1,210,497	1,278,998
Total SL Green Realty Corp. stockholders' equity	5,441,315	5,692,148	5,809,922	5,797,799	5,901,521

Noncontrolling interest in other partnerships	75,883	71,152	69,579	46,524	46,334

Total equity	5,517,198	5,763,300	5,879,501	5,844,323	5,947,855

Total Liabilities and Equity	$12,766,320	$13,294,984	$13,629,941	$13,385,774	$12,751,358

Supplemental Information	11	Fourth Quarter 2019

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2019	2018	2019	2019	2018
Revenues
Rental revenue, net	$218,495	$216,477	$215,447	$863,061	$864,978
Escalation and reimbursement revenues	31,957	31,042	32,581	120,496	113,596
Investment income	42,423	57,952	51,518	195,590	201,492
Other income	15,207	11,565	14,088	59,848	47,326
Total Revenues, net	308,082	317,036	313,634	1,238,995	1,227,392

Equity in net (loss) income from unconsolidated joint ventures	(11,874)	(2,398)	(9,864)	(34,518)	7,311
Loss on early extinguishment of debt	—	(14,889)	—	—	(17,083)

Expenses
Operating expenses	58,814	56,476	59,847	234,676	229,347
Operating lease rent	8,297	6,304	8,295	33,188	32,965
Real estate taxes	47,756	46,563	49,626	190,764	186,351
Loan loss and other investment reserves, net of recoveries	—	5,752	—	—	6,839
Transaction related costs	369	426	44	729	1,099
Marketing, general and administrative	25,575	26,030	23,841	100,875	92,631
Total Operating Expenses	140,811	141,551	141,653	560,232	549,232

Operating Income	155,397	158,198	162,117	644,245	668,388

Interest expense, net of interest income	44,724	51,974	48,112	190,521	208,669
Amortization of deferred financing costs	3,087	2,695	3,112	11,653	12,408
Depreciation and amortization	64,090	71,458	70,464	272,358	279,507
Income from Continuing Operations (1)	43,496	32,071	40,429	169,713	167,804

(Loss) gain on sale of real estate	(19,241)	(36,984)	3,541	(16,749)	(30,757)
Equity in net gain on sale of joint venture interest / real estate	—	167,445	—	76,181	303,967
Purchase price and other fair value adjustments	—	—	3,799	69,389	57,385
Depreciable real estate reserves	—	(220,852)	(7,047)	(7,047)	(227,543)
Net Income (loss)	24,255	(58,320)	40,722	291,487	270,856

Net income attributable to noncontrolling interests	(360)	3,680	(1,095)	(10,142)	(12,210)
Dividends on preferred units	(2,726)	(2,842)	(2,732)	(10,911)	(11,384)

Net Income Attributable to SL Green Realty Corp	21,169	(57,482)	36,895	270,434	247,262

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net Income Attributable to Common Stockholders	$17,432	$(61,219)	$33,157	$255,484	$232,312

Earnings per share - Net income per share (basic)	$0.21	$(0.73)	$0.40	$3.10	$2.67
Earnings per share - Net income per share (diluted)	$0.22	$(0.73)	$0.40	$3.11	$2.67
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	12	Fourth Quarter 2019

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2019	2018	2019	2019	2018
Funds from Operations
Net Income Attributable to Common Stockholders	$17,432	$(61,219)	$33,157	$255,484	$232,312

Depreciation and amortization	64,090	71,458	70,464	272,358	279,507
Unconsolidated JV depreciation and noncontrolling interests adjustments	47,224	46,348	47,674	192,426	187,147
Net income attributable to noncontrolling interests	360	(3,680)	1,095	10,142	12,210
Loss (gain) on sale of real estate	19,241	36,984	(3,541)	16,749	30,757
Equity in net gain on sale of joint venture property / real estate	—	(167,445)	—	(76,181)	(303,967)
Purchase price and other fair value adjustments	—	—	(3,799)	(69,389)	(57,385)
Depreciable real estate reserves	—	220,852	7,047	7,047	227,543
Non-real estate depreciation and amortization	(742)	(638)	(740)	(2,935)	(2,404)
Funds From Operations	$147,605	$142,660	$151,357	$605,701	$605,720

Funds From Operations - Basic per Share	$1.76	$1.62	$1.75	$7.04	$6.63

Funds From Operations - Diluted per Share	$1.75	$1.61	$1.75	$7.00	$6.62

Funds Available for Distribution
FFO	$147,605	$142,660	$151,357	$605,701	$605,720

Non real estate depreciation and amortization	742	638	740	2,935	2,404
Amortization of deferred financing costs	3,087	2,695	3,112	11,653	12,408
Non-cash deferred compensation	17,056	19,022	6,953	42,395	45,345
FAD adjustment for joint ventures	(17,558)	(24,123)	(29,706)	(99,349)	(76,517)
Straight-line rental income and other non cash adjustments	(1,497)	(10,914)	(8,403)	(22,616)	(33,099)
Second cycle tenant improvements	(9,701)	(43,550)	(22,832)	(60,202)	(85,632)
Second cycle leasing commissions	(10,614)	(11,227)	(5,718)	(28,287)	(28,418)
Revenue enhancing recurring CAPEX	(6,264)	(2,411)	(558)	(7,820)	(4,579)
Non-revenue enhancing recurring CAPEX	(113)	(35,338)	(13,626)	(37,446)	(71,417)
Reported Funds Available for Distribution	$122,743	$37,452	$81,319	$406,964	$366,215

First cycle tenant improvements	$11,833	$2,676	$750	$14,331	$6,866
First cycle leasing commissions	$16,904	$812	$—	$30,938	$2,071
Development costs	$9,939	$6,496	$8,850	$28,701	$20,959
Redevelopment costs	$54,476	$11,751	$21,613	$95,100	$35,417
Capitalized interest	$14,808	$11,377	$15,699	$53,035	$34,162

Supplemental Information	13	Fourth Quarter 2019

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income (Loss)	TOTAL

Balance at December 31, 2018	$221,932	$847	$4,508,685	$(124,049)	$1,278,998	$46,334	$15,108	$5,947,855

Net income					270,434	(3,159)		267,275
Acquisition of subsidiary interest from noncontrolling interest			(569)			(25,276)		(25,845)
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($3.435 per common share)					(279,377)			(279,377)
Cash distributions to noncontrolling interests						(478)		(478)
Other comprehensive loss - unrealized loss on derivative instruments							(32,496)	(32,496)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(12,281)	(12,281)
Other comprehensive gain - unrealized gain on marketable securities							1,184	1,184
DRSPP proceeds			334					334
Repurchases of common stock		(46)	(248,287)		(136,066)			(384,399)
Conversion of units of the Operating Partnership to common stock			471					471
Contributions to consolidated joint ventures						58,462		58,462
Reallocation of noncontrolling interests in the Operating Partnership					(34,320)			(34,320)
Deferred compensation plan and stock awards, net		2	25,761					25,763
Balance at December 31, 2019	$221,932	$803	$4,286,395	$(124,049)	$1,084,719	$75,883	$(28,485)	$5,517,198

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2018	83,683,847	4,130,579	—	87,814,426

YTD share activity	(4,481,525)	65,296	—	(4,416,229)
Share Count at December 31, 2019	79,202,322	4,195,875	—	83,398,197

Weighting factor	2,907,739	78,898	176,913	3,163,550
Weighted Average Share Count at December 31, 2019 - Diluted	82,110,061	4,274,773	176,913	86,561,747

Supplemental Information	14	Fourth Quarter 2019

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2019		September 30, 2019		December 31, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,902,348	$1,886,192	$3,903,665	$1,886,617	$4,280,441	$2,053,968
Building and improvements	10,362,434	5,173,363	10,255,247	5,086,802	10,258,232	4,871,446
Building leasehold and improvements	394,503	200,176	416,668	211,258	394,587	200,220
Right of use asset - financing leases	634,822	321,864	634,822	321,864	420,770	212,697
Right of use asset - operating leases	236,519	116,376	236,519	116,376	—	—
	15,530,626	7,697,971	15,446,921	7,622,917	15,354,030	7,338,331
Less: accumulated depreciation	(1,180,998)	(529,232)	(1,166,763)	(516,005)	(1,006,357)	(419,771)
Net real estate	14,349,628	7,168,739	14,280,158	7,106,912	14,347,673	6,918,560

Cash and cash equivalents	260,476	131,549	226,208	112,547	214,934	106,340
Restricted cash	75,713	34,779	73,491	34,600	166,367	81,081
Debt and preferred equity investments, net	—	—	—	—	44,357	44,357
Tenant and other receivables, net of $6,701 of cumulative charge-offs at 12/31/2019, of which $3,566 is SLG share	49,259	20,835	44,472	17,418	36,041	13,058
Deferred rents receivable, net of $3,405 of cumulative charge-offs at 12/31/2019, of which $1,364 is SLG share	321,806	154,330	315,922	151,590	237,100	105,895
Deferred costs, net	209,806	117,029	189,627	105,152	179,368	96,915
Other assets	1,829,623	811,189	1,894,794	844,474	2,007,798	897,620
Total Assets	$17,096,311	$8,438,450	$17,024,672	$8,372,693	$17,233,638	$8,263,826

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $91,538 at 12/31/2019, of which $43,615 is SLG share	$8,951,869	$3,984,521	$8,799,015	$3,883,638	$8,950,622	$3,799,798
Accrued interest	27,078	11,645	26,911	11,393	27,343	11,594
Accounts payable and accrued expenses	242,918	125,895	233,823	122,393	234,222	127,482
Deferred revenue	1,501,616	668,791	1,535,067	684,525	1,660,838	732,505
Lease liability - financing leases	637,290	323,071	637,314	323,089	637,168	323,032
Lease liability - operating leases	260,090	127,405	261,682	128,215	—	—
Security deposits	28,859	11,333	26,960	9,966	34,007	12,190
Other liabilities	9,449	4,842	12,882	7,547	13,572	7,450
Equity	5,437,142	3,180,947	5,491,018	3,201,927	5,675,866	3,249,775
Total Liabilities and Equity	$17,096,311	$8,438,450	$17,024,672	$8,372,693	$17,233,638	$8,263,826

Supplemental Information	15	Fourth Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2019		September 30, 2019		December 31, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$235,003	$102,682	$239,246	$105,169	$259,067	$110,576
Escalation and reimbursement revenues	39,278	18,134	42,464	19,852	39,824	18,841
Investment income	1,265	314	1,264	314	2,777	2,751
Other income	4,011	1,422	3,036	1,123	3,131	1,059
Total Revenues, net	$279,557	$122,552	$286,010	$126,458	$304,799	$133,227

Loss on early extinguishment of debt	—	—	(1,031)	(258)	—	—

Expenses
Operating expenses	$49,484	$22,216	$50,759	$22,389	$53,007	$22,206
Operating lease rent	5,968	2,894	6,713	3,270	5,450	2,634
Real estate taxes	52,811	23,583	53,321	23,920	57,349	24,999
Total Operating Expenses	$108,263	$48,693	$110,793	$49,579	$115,806	$49,839

Operating Income	$171,294	$73,859	$174,186	$76,621	$188,993	$83,388

Interest expense, net of interest income	$89,491	$37,168	$92,601	$38,295	$93,338	$37,266
Amortization of deferred financing costs	4,902	1,751	4,436	1,505	4,722	1,500
Depreciation and amortization	98,949	46,429	100,736	46,557	103,345	46,939
Net (Loss) Income	$(22,048)	$(11,489)	$(23,587)	$(9,736)	$(12,412)	$(2,317)

Real estate depreciation	98,662	46,373	100,449	46,500	103,057	46,882
FFO Contribution	$76,614	$34,884	$76,862	$36,764	$90,645	$44,565

FAD Adjustments:
Non real estate depreciation and amortization	$287	$56	$287	$57	$288	$57
Amortization of deferred financing costs	4,902	1,751	4,436	1,505	4,722	1,500
Straight-line rental income and other non-cash adjustments	(12,751)	(7,002)	(39,890)	(21,563)	(22,177)	(10,616)
Second cycle tenant improvement	(2,297)	(904)	(9,755)	(4,885)	(16,070)	(8,235)
Second cycle leasing commissions	(11,332)	(6,448)	(2,851)	(1,610)	(2,784)	(1,351)
Revenue enhancing recurring CAPEX	(4,551)	(2,224)	(1,485)	(563)	(2,186)	(875)
Non-revenue enhancing recurring CAPEX	(3,658)	(2,787)	(5,383)	(2,647)	(8,942)	(4,603)
Total FAD Adjustments	$(29,400)	$(17,558)	$(54,641)	$(29,706)	$(47,149)	$(24,123)

First cycle tenant improvement	$4,387	$2,340	$373	$110	$8,136	$3,559
First cycle leasing commissions	$6,483	$2,478	$123	$75	$7,753	$3,475
Development costs	$122,910	$87,279	$127,656	$90,649	$163,492	$116,096
Redevelopment costs	$15,048	$5,826	$25,822	$13,120	$6,320	$3,440
Capitalized interest	$8,510	$6,043	$7,164	$5,087	$8,265	$5,248

Supplemental Information	16	Fourth Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2019		December 31, 2018

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$980,587	$427,893	$1,058,323	$452,018
Escalation and reimbursement revenues	157,237	73,261	161,560	75,966
Investment income	11,597	3,331	12,804	12,014
Other income	14,113	5,274	12,117	4,566
Total Revenues, net	$1,163,534	$509,759	$1,244,804	$544,564

Loss on early extinguishment of debt	(1,031)	(258)	—	—

Expenses
Operating expenses	$202,881	$88,144	$219,440	$91,220
Operating lease rent	24,816	12,050	18,697	8,985
Real estate taxes	212,355	94,288	226,961	97,969
Total Operating Expenses	$440,052	$194,482	$465,098	$198,174

Operating Income	$722,451	$315,019	$779,706	$346,390

Interest expense, net of interest income	$372,408	$153,151	$363,055	$144,663
Amortization of deferred financing costs	19,336	6,415	21,634	6,315
Depreciation and amortization	407,697	189,290	421,458	187,962
Net (Loss) income	$(76,990)	$(33,837)	$(26,441)	$7,450

Real estate depreciation	406,545	189,064	420,279	187,733
FFO Contribution	$329,555	$155,227	$393,838	$195,183

FAD Adjustments:
Non real estate depreciation and amortization	$1,152	$226	$1,179	$229
Amortization of deferred financing costs	19,336	6,415	21,634	6,315
Straight-line rental income and other non-cash adjustments	(132,251)	(70,977)	(87,110)	(43,520)
Second cycle tenant improvement	(27,108)	(13,383)	(66,815)	(25,360)
Second cycle leasing commissions	(16,763)	(9,281)	(13,048)	(5,159)
Revenue enhancing recurring CAPEX	(7,322)	(3,250)	(3,594)	(1,181)
Non-revenue enhancing recurring CAPEX	(17,926)	(9,099)	(15,389)	(7,841)
Total FAD Adjustments	$(180,882)	$(99,349)	$(163,143)	$(76,517)

First cycle tenant improvement	$16,567	$7,535	$107,269	$55,757
First cycle leasing commissions	$6,984	$2,746	$12,125	$4,670
Development costs	$546,941	$388,385	$527,130	$359,067
Redevelopment costs	$45,209	$20,580	$31,469	$17,173
Capitalized Interest	$26,174	$18,586	$45,540	$27,376

Supplemental Information	17	Fourth Quarter 2019

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2019	2018	2019	2019	2018

Net Operating Income (1)	$145,930	$144,968	$135,744	$555,537	$553,732
SLG share of property NOI from unconsolidated JVs	73,256	80,725	76,552	311,081	334,049
NOI including SLG share of unconsolidated JVs	$219,186	$225,693	$212,296	$866,618	$887,781
Partners' share of NOI - consolidated JVs	(520)	(704)	(536)	(2,052)	(2,369)
NOI - SLG share	$218,666	$224,989	$211,760	$864,566	$885,412

NOI, including SLG share of unconsolidated JVs	$219,186	$225,693	$212,296	$866,618	$887,781
Free rent (net of amortization)	(6,044)	(6,092)	(16,729)	(55,231)	(21,468)
Amortization of acquired above and below-market leases, net	(5,229)	(5,803)	(5,281)	(21,622)	(23,612)
Straight-line revenue adjustment	(853)	(6,878)	(5,822)	(16,346)	(22,621)
Straight-line tenant credit loss	168	(468)	848	3,769	(1,358)
Operating lease straight-line adjustment	872	444	888	3,720	3,781
Cash NOI, including SLG share of unconsolidated JVs	$208,100	$206,896	$186,200	$780,908	$822,503
Partners' share of cash NOI - consolidated JVs	(608)	(614)	(564)	(2,178)	(2,221)
Cash NOI - SLG share	$207,492	$206,282	$185,636	$778,730	$820,282

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2019

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$181,271	$172,871	$726,890	$653,007
Retail Operating Properties	11,978	11,507	51,719	47,564
Residential Operating Properties	8,305	8,124	32,160	31,522
Suburban Operating Properties	2,889	3,119	11,352	11,916
Development/Redevelopment	2,534	864	3,452	788
Total Operating and Development	206,977	196,485	825,573	744,797
Property Dispositions	6,504	5,716	31,709	26,233
Other (2)	5,185	5,291	7,284	7,700
Total	$218,666	$207,492	$864,566	$778,730

(1) Portfolio composition consistent with property tables found on pages 28-30
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	18	Fourth Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$203,920	$202,611	0.6%	$200,938	$807,141	$796,218	1.4%
	Escalation & reimbursement revenues	30,181	28,584	5.6%	30,738	113,844	106,605	6.8%
	Other income	3,229	1,461	121.0%	6,217	14,373	6,987	105.7%
	Total Revenues	$237,330	$232,656	2.0%	$237,893	$935,358	$909,810	2.8%

Expenses
	Operating expenses	$49,356	$47,800	3.3%	$49,212	$195,405	$191,769	1.9%
	Operating lease rent	8,297	8,015	3.5%	8,295	33,188	32,938	0.8%
	Real estate taxes	45,761	44,696	2.4%	47,638	182,959	174,517	4.8%
		$103,414	$100,511	2.9%	$105,145	$411,552	$399,224	3.1%

	Operating Income	$133,916	$132,145	1.3%	$132,748	$523,806	$510,586	2.6%

	Interest expense & amortization of financing costs	$17,550	$22,139	(20.7)%	$17,524	$69,717	$101,470	(31.3)%
	Depreciation & amortization	54,983	62,305	(11.8)%	59,755	232,558	240,783	(3.4)%

	Income before noncontrolling interest	$61,383	$47,701	28.7%	$55,469	$221,531	$168,333	31.6%
Plus:	Real estate depreciation & amortization	54,920	62,242	(11.8)%	59,692	232,305	240,522	(3.4)%
	FFO Contribution	$116,303	$109,943	5.8%	$115,161	$453,836	$408,855	11.0%

Less:	Non–building revenue	1,852	162	1,043.2%	2,664	4,663	592	687.7%

Plus:	Interest expense & amortization of financing costs	17,550	22,139	(20.7)%	17,524	69,717	101,470	(31.3)%
	Non-real estate depreciation	63	63	—%	63	253	261	(3.1)%
	NOI	$132,064	$131,983	0.1%	$130,084	$519,143	$509,994	1.8%

Cash Adjustments
Less:	Free rent (net of amortization)	$2,906	$7,169	(59.5)%	$3,638	$17,058	$23,139	(26.3)%
	Straight-line revenue adjustment	(1,242)	(1,140)	8.9%	(1,265)	(6,894)	(8,622)	(20.0)%
	Amortization of acquired above and below-market leases, net	903	1,185	(23.8)%	904	3,677	5,420	(32.2)%
Plus:	Operating lease straight-line adjustment	497	231	115.2%	514	2,039	1,803	13.1%
	Straight-line tenant credit loss	163	(7)	(2,429)%	786	3,805	(912)	(517.2)%
	Cash NOI	$130,157	$124,993	4.1%	$128,107	$511,146	$490,948	4.1%

Operating Margins
	NOI to real estate revenue, net	56.1%	56.8%		55.3%	55.8%	56.1%
	Cash NOI to real estate revenue, net	55.3%	53.8%		54.5%	54.9%	54.0%

	NOI before operating lease rent/real estate revenue, net	59.6%	60.2%		58.8%	59.3%	59.7%
	Cash NOI before operating lease rent/real estate revenue, net	58.6%	57.1%		57.8%	58.3%	57.4%

Supplemental Information	19	Fourth Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$94,018	$99,546	(5.6)%	$97,457	$389,580	$395,960	(1.6)%
	Escalation & reimbursement revenues	17,776	18,012	(1.3)%	19,715	71,310	72,175	(1.2)%
	Other income	780	518	50.6%	567	3,017	1,666	81.1%
	Total Revenues	$112,574	$118,076	(4.7)%	$117,739	$463,907	$469,801	(1.3)%

Expenses
	Operating expenses	$20,992	$20,043	4.7%	$21,543	$82,573	$82,340	0.3%
	Operating lease rent	1,804	1,921	—%	1,927	7,589	7,714	—%
	Real estate taxes	22,310	22,619	(1.4)%	22,263	86,750	87,915	(1.3)%
		$45,106	$44,583	1.2%	$45,733	$176,912	$177,969	(0.6)%

	Operating Income	$67,468	$73,493	(8.2)%	$72,006	$286,995	$291,832	(1.7)%

	Interest expense & amortization of financing costs	$33,146	$34,761	(4.6)%	$34,571	$137,500	$134,438	2.3%
	Depreciation & amortization	41,375	41,666	(0.7)%	40,822	165,591	167,005	(0.8)%

	Loss before noncontrolling interest	$(7,053)	$(2,934)	140.4%	$(3,387)	$(16,096)	$(9,611)	67.5%
Plus:	Real estate depreciation & amortization	41,318	41,610	(0.7)%	40,765	165,365	166,780	(0.8)%
	FFO Contribution	$34,265	$38,676	(11.4)%	$37,378	$149,269	$157,169	(5.0)%

Less:	Non–building revenue	646	172	275.6%	233	1,734	682	154.3%

Plus:	Interest expense & amortization of financing costs	33,146	34,761	(4.6)%	34,571	137,500	134,438	2.3%
	Non-real estate depreciation	57	56	—%	57	226	225	0.4%
	NOI	$66,822	$73,321	(8.9)%	$71,773	$285,261	$291,150	(2.0)%

Cash Adjustments
Less:	Free rent (net of amortization)	$786	$(1,527)	(151.5)%	$11,150	$32,261	$(3,175)	(1,116.1)%
	Straight-line revenue adjustment	(427)	6,052	(107.1)%	4,589	14,162	22,675	(37.5)%
	Amortization of acquired above and below-market leases, net	4,321	4,225	2.3%	4,122	16,953	15,841	7.0%
Plus:	Operating lease straight-line adjustment	107	258	—%	107	680	1,031	—%
	Straight-line tenant credit loss	—	—	—%	—	298	—	—%
	Cash NOI	$62,249	$64,829	(4.0)%	$52,019	$222,863	$256,840	(13.2)%

Operating Margins
	NOI to real estate revenue, net	59.7%	62.2%		61.1%	61.7%	62.1%
	Cash NOI to real estate revenue, net	55.6%	55.0%		44.3%	48.2%	54.7%

	NOI before operating lease rent/real estate revenue, net	61.3%	63.8%		62.7%	63.4%	63.7%
	Cash NOI before operating lease rent/real estate revenue, net	57.1%	56.4%		45.8%	49.7%	56.2%

Supplemental Information	20	Fourth Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Twelve Months Ended
		December 31,	December 31,		September 30,	December 31,	December 31,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$203,920	$202,611	0.6%	$200,938	$807,141	$796,218	1.4%
	Escalation & reimbursement revenues	30,181	28,584	5.6%	30,738	113,844	106,605	6.8%
	Other income	3,229	1,461	121.0%	6,217	14,373	6,987	105.7%
	Total Revenues	$237,330	$232,656	2.0%	$237,893	$935,358	$909,810	2.8%

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(7,053)	$(2,934)	140.4%	$(3,387)	$(16,096)	$(9,611)	67.5%
Expenses
	Operating expenses	$49,356	$47,800	3.3%	$49,212	$195,405	$191,769	1.9%
	Operating lease rent	8,297	8,015	3.5%	8,295	33,188	32,938	0.8%
	Real estate taxes	45,761	44,696	2.4%	47,638	182,959	174,517	4.8%
		$103,414	$100,511	2.9%	$105,145	$411,552	$399,224	3.1%

	Operating Income	$126,863	$129,211	(1.8)%	$129,361	$507,710	$500,975	1.3%

	Interest expense & amortization of financing costs	$17,550	$22,139	(20.7)%	$17,524	$69,717	$101,470	(31.3)%
	Depreciation & amortization	54,983	62,305	(11.8)%	59,755	232,558	240,783	(3.4)%

	Income before noncontrolling interest	$54,330	$44,767	21.4%	$52,082	$205,435	$158,722	29.4%
Plus:	Real estate depreciation & amortization	54,920	62,242	(11.8)%	59,692	232,305	240,522	(3.4)%
	Joint Ventures Real estate depreciation & amortization (1)	41,318	41,610	(0.7)%	40,765	165,365	$166,780	(0.8)%
	FFO Contribution	$150,568	$148,619	1.3%	$152,539	$603,105	$566,024	6.6%

Less:	Non–building revenue	$1,852	$162	1,043.2%	$2,664	$4,663	$592	687.7%
	Joint Ventures Non–building revenue (1)	646	172	275.6%	233	1,734	682	154.3%

Plus:	Interest expense & amortization of financing costs	17,550	22,139	(20.7)%	17,524	69,717	101,470	(31.3)%
	Joint Ventures Interest expense & amortization of financing costs (1)	33,146	34,761	(4.6)%	34,571	137,500	134,438	2.3%
	Non-real estate depreciation	63	63	—%	63	253	261	(3.1)%
	Joint Ventures Non-real estate depreciation (1)	57	56	1.8%	57	226	225	0.4%
	NOI	$198,886	$205,304	(3.1)%	$201,857	$804,404	$801,144	0.4%

Cash Adjustments
	Non-cash adjustments	$(1,907)	$(6,990)	(72.7)%	$(1,977)	$(7,997)	$(19,046)	(58.0)%
	Joint Venture non-cash adjustments (1)	(4,573)	(8,492)	(46.1)%	(19,754)	(62,398)	(34,310)	81.9%
	Cash NOI	$192,406	$189,822	1.4%	$180,126	$734,009	$747,788	(1.8)%

Operating Margins
	NOI to real estate revenue, net	57.2%	58.6%		57.2%	57.8%	58.1%
	Cash NOI to real estate revenue, net	55.4%	54.2%		51.1%	52.7%	54.3%

	NOI before operating lease rent/real estate revenue, net	60.2%	61.4%		60.1%	60.7%	61.1%
	Cash NOI before operating lease rent/real estate revenue, net	58.1%	56.9%		53.8%	55.4%	57.0%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	21	Fourth Quarter 2019

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2020	Initial		Principal	As-Of
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	12/31/2019	Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
762 Madison Avenue	90.0	$771	5.00%		$—	Feb-22		$771	—	Open
100 Church Street	100.0	209,296	4.68%		4,421	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	299,165	3.99%		5,130	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	39,094	3.00%		863	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,123	3.59%		705	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000	4.17%		—	Feb-27		250,000	—	Open
		$1,383,449	4.24%		$11,119			$1,334,671
Unsecured fixed rate debt
Unsecured notes		$250,000	7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,695	3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		303,142	4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		1,000,000	3.19%	(3)	—	Mar-23	(3)	1,000,000	—	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Open
		$2,152,837	3.97%		$—			$2,150,000

Total Fixed Rate Debt		$3,536,286	4.07%		$11,119			$3,484,671
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 26 bps)		$10,000	2.02%		$—	Jan-20		$10,000	—	Open
FHLB Facility (LIBOR + 31.5 bps)		15,000	2.08%		—	Feb-20		15,000	—	Open
FHLB Facility (LIBOR + 17 bps)		14,500	1.93%		—	Jun-20		14,500	—	Open
Debt & preferred equity facility (LIBOR + 219 bps)		152,684	3.96%	(4)	—	Jun-20		152,684	Jun-22	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523	3.76%		—	Aug-20		15,523	—	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	4.26%		—	Jan-21		38,025	—	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	53,773	4.16%		—	Mar-21		53,773	Mar-22	Open
185 Broadway (LIBOR + 285 bps)	100.0	120,110	4.61%		—	Nov-21		120,110	—	Open
712 Madison Avenue (LIBOR + 185 bps)	100.0	28,000	3.61%		—	Dec-21		28,000	—	Open
410 Tenth Avenue (LIBOR + 222.5 bps)	70.9	330,819	3.99%		—	May-22		330,819	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	2.96%		—	Sep-23		50,000	—	Open
		$828,434	3.92%		$—			$828,434
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000	2.89%		$—	Aug-21		$350,000	—	Open
Revolving credit facility (LIBOR + 100 bps)		240,000	2.76%		—	Mar-22		240,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000	2.86%		—	Mar-23		300,000	—	Open
Term loan (LIBOR + 100 bps)		200,000	2.76%		—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	3.16%		—	Jul-35		100,000	—	Open
		$1,190,000	2.86%		$—			$1,190,000

Total Floating Rate Debt		$2,018,434	3.30%		$—			$2,018,434

Total Debt - Consolidated		$5,554,720	3.79%		$11,119			$5,503,105

Deferred financing costs		(46,583)
Total Debt - Consolidated, net		$5,508,137	3.79%

Total Debt - Joint Venture, net		$3,984,521	3.98%

Total Debt including SLG share of unconsolidated JV Debt		$9,582,856	3.87%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,991,809	3.91%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 1.76% or the 3-month LIBOR rate at the end of the quarter of 1.91%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(4) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-month LIBOR based on the pledged collateral and advance rate.

Supplemental Information	22	Fourth Quarter 2019

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2020	Initial		Principal	As-Of
	Ownership	12/31/19				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
1515 Broadway	56.9	838,546	476,872	3.93%		10,202	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	97,735	40,072	3.00%		884	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	196,112 (3)	11,289	3.50%		94	Various	(3)	10,114	—	Open
Total Fixed Rate Debt		$5,351,721	$2,235,463	4.07%	(4)	$11,180			$2,172,605
Floating rate debt
10 East 53rd Street (LIBOR + 225 bps)	55.0	$170,000	$93,500	4.01%		$—	Feb-20		$93,500	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.49%		—	Sep-20		600,000	Sep-24	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.41%		—	Oct-20		97,500	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	3.26%		—	Nov-20		7,500	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.21%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	356,972	178,129	3.51%		1,934	Feb-21		175,858	—	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	732,928	520,452	4.51%		—	Sep-21		520,452	—	Open
2 Herald Square (LIBOR + 145 bps)	51.0	190,000	96,900	3.21%		—	Nov-21		96,900	—	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131	3.01%		—	Aug-22		48,131	—	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	5.16%		—	Sep-23		33,431	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.20%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	712	230	4.34%		14	Jun-33		2	—	Open
Total Floating Rate Debt		$3,691,686	$1,792,673	3.85%	(4)	$1,948			$1,790,174
Total unconsolidated JV Debt		$9,043,407	$4,028,136	3.98%	(4)	$13,128			$3,962,779
	Deferred financing costs	(91,538)	(43,615)
Total unconsolidated JV Debt, net		$8,951,869	$3,984,521	3.98%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 1.76%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(3) Amount is comprised of $132.6 million and $63.5 million in fixed-rate mortgages that mature in April 2028 and July 2029, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,536,286
Total Debt / Total Assets	38.3%	Less than 60%					SLG Share of JV		2,235,463
Fixed Charge Coverage	2.58x	Greater than 1.4x				Total Fixed Rate Debt			$5,771,749	60.2%
Maximum Secured Indebtedness	15.6%	Less than 50%
Maximum Unencumbered Leverage Ratio	40.9%	Less than 60%				Floating Rate Debt
							Consolidated		$2,018,434
Unsecured Notes Covenants							SLG Share of JV		1,792,673
	Actual	Required							3,811,107	39.8%
Total Debt / Total Assets	39.2%	Less than 60%			Debt & Preferred Equity and Other Investments				(618,885)	(6.5)%
Secured Debt / Total Assets	21.0%	Less than 40%				Total Floating Rate Debt			$3,192,222	33.3%
Debt Service Coverage	2.85x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	307.5%	Greater than 150%					Total Debt		$9,582,856

Supplemental Information	23	Fourth Quarter 2019

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2020 Scheduled	2021 Scheduled	2022 Scheduled	2023 Scheduled	Lease	Year of Final
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements

Operating Leases
1185 Avenue of the Americas	$6,909	$6,909	$6,909	$6,909	$95,694	2043
625 Madison Avenue	4,613	4,613	2,306 (3)	— (3)	10,982	2054
420 Lexington Avenue	11,174	11,199	11,199	11,199	181,147	2080
711 Third Avenue	5,500	5,500	5,500	5,500	55,557	2083	(4)
461 Fifth Avenue	2,100	2,250	2,400	2,400	14,967	2084	(5)
1055 Washington Blvd, Stamford	615	615	615	615	10,091	2090
1080 Amsterdam Avenue	314	314	314	314	7,271	2111
30 East 40th Street	212	229	229	229	5,340	2114
Other	71	73	76	78	622	Various
Total	$31,508	$31,702	$29,548	$27,244	$381,671

Financing Leases
1080 Amsterdam Avenue	$436	$436	$436	$436	$22,342	2111
30 East 40th Street	2,183	2,358	2,358	2,358	22,106	2114
Total	$2,619	$2,794	$2,794	$2,794	$44,448

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	$1,645	$1,659	$1,790	$1,790	$18,586	2053
650 Fifth Avenue (Floors b-3)	1,284	1,284	1,284	1,300	27,460	2062
1560 Broadway	6,811	6,861	6,861	6,935	76,079	2114
333 East 22nd Street	217	222	238	238	5,280	2115
Total	$9,957	$10,026	$10,173	$10,263	$127,405

Financing Leases
650 Fifth Avenue (Floors b-3)	$6,695	$6,695	$6,695	$6,786	$97,362	2062
2 Herald Square	6,934	7,107	7,285	7,467	225,709	2077	(5)
Total	$13,629	$13,802	$13,980	$14,253	$323,071

(1) Per the balance sheet at December 31, 2019.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date.

Supplemental Information	24	Fourth Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2018	$2,099,393		$2,053,632	8.88%	9.01%

Debt investment originations/fundings/accretion(4)	436,819
Preferred Equity investment originations/accretion(4)	3,416
Redemptions/Sales/Syndications/Amortization	(267,387)
3/31/2019	$2,272,241		$2,239,180	8.76%	8.78%

Debt investment originations/fundings/accretion(4)	98,878
Preferred Equity investment originations/accretion(4)	3,807
Redemptions/Sales/Syndications/Amortization	(146,014)
6/30/2019	$2,228,912		$2,216,132	8.99%	9.05%

Debt investment originations/fundings/accretion(4)	33,009
Preferred Equity investment originations/accretion(4)	3,746
Redemptions/Sales/Syndications/Amortization	(311,111)
9/30/2019	$1,954,556		$2,115,865	9.05%	8.96%

Debt investment originations/fundings/accretion(4)	92,927
Preferred Equity investment originations/accretion(4)	3,767
Redemptions/Sales/Syndications/Amortization	(470,944)
12/31/2019	$1,580,306	(5)	$1,818,175	8.48%	8.60%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $34.7 million with a weighted average current yield of 6.54% that are included in other balance sheet line items.

Supplemental Information	25	Fourth Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (1)(2)

Senior Mortgage Debt	$341,513	$1,010	$342,523		$—	$453	7.43%	7.60%

Junior Mortgage Participation	31,960	—	31,960		100,000	$6,747	8.37%	8.27%

Mezzanine Debt	245,411	721,175	966,587		5,188,939	$839	8.63%	8.72%

Preferred Equity	—	239,236	239,236		272,000	$812	9.47%	9.63%

Balance as of 12/31/19	$618,884	$961,421	$1,580,306	(3)	$5,560,939	$871	8.48%	8.60%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.7 million with a weighted average current yield of 6.54% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2020	2021	2022	2023	2024 & Thereafter
Floating Rate	350,141	254,825	13,918	—	—
Fixed Rate	419,520	3,500	212,530	207,672	118,200
Sub-total	769,661	258,325	226,448	207,672	118,200

(1) The weighted average maturity of the outstanding balance is 1.78 years. Approximately 57.3% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.71 years.

Supplemental Information	26	Fourth Quarter 2019

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	12/31/2019	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$222,775	Office	Manhattan	$1,160,000	$1,205	9.31%

Mezzanine Loan	215,737	Fee	Manhattan	326,574	$930	8.58%

Mezzanine Loan and Preferred Equity	153,315	Office	Manhattan	1,768,000	$1,045	11.02%

Preferred Equity	141,171	Office	Manhattan	272,000	$651	7.20%

Mortgage Loan	106,473	Office	Manhattan	—	$350	5.05%

Mortgage and Mezzanine Loans	96,570	Residential	Manhattan	—	$831	7.48%

Mortgage and Mezzanine Loans	82,696	Residential	Manhattan	—	$823	10.98%

Mortgage and Mezzanine Loans	69,839	Multi-Family Rental	Brooklyn	—	$115	9.62%

Mortgage and Mezzanine Loans	55,573	Multi-Family Rental/Retail	Manhattan	—	$718	8.37%

Mezzanine Loan	51,387	Office	Brooklyn	421,938	$85	10.57%

Total	$1,195,536			$3,948,512		8.77%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.

Supplemental Information	27	Fourth Quarter 2019

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.5	93.9	93.9	94.9	94.3	$5,195		0.3	54
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.4	99.3	99.3	99.3	99.6	99.6	49,234	5.9	4.0	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.9	83.0	84.9	84.0	85.4	79.2	11,159	1.3	0.9	25
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	94.3	93.1	93.3	90.3	77.3	15,999	1.9	1.3	61
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.6	95.0	95.6	95.5	94.5	99.5	43,382	5.2	3.5	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.8	97.0	97.0	90.9	90.9	88.8	68,321	8.2	5.5	37
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.9	95.9	96.1	100.0	97.8	100.0	15,076	1.8	1.2	8
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.0	92.0	91.2	93.0	93.1	95.7	81,640	9.8	6.6	189
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	87.3	90.6	82.2	79.0	79.0	16,729	2.0	1.3	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.9	90.4	84.2	84.2	84.2	81.0	58,540	7.0	4.7	30
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.0	99.9	99.9	99.9	99.9	99.9	45,917	5.5	3.7	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.4	98.1	97.1	97.1	98.0	98.8	60,395	7.2	4.9	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	10,112	1.2	0.8	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.7	100.0	100.0	100.0	100.0	100.0	15,531	1.9	1.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.2	97.0	97.0	97.0	97.0	93.7	36,508	4.4	2.9	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.3	91.2	92.7	92.7	93.3	98.0	46,204	5.5	3.7	27
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.9	93.0	94.1	93.8	97.6	97.6	47,722	5.7	3.8	48
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.5	92.7	92.7	92.7	85.6	85.5	94,733	11.3	7.6	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.4	91.7	91.0	91.2	89.5	89.8	43,035	5.2	3.5	41
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	5.0	100.0	100.0	100.0	100.0	100.0	74,842	9.0	6.0	4

Subtotal / Weighted Average				20	12,387,091	52.5%	95.1%	94.7%	94.2%	93.7%	93.7%	$840,271	100.0%	67.3%	657

Total / Weighted Average Consolidated Properties				20	12,387,091	52.5%	95.1%	94.7%	94.2%	93.7%	93.7%	$840,271	100.0%	67.3%	657

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.5	97.1	94.3	95.4	95.4	83.7	$33,070		1.5	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	9.8	95.8	95.7	95.7	100.0	100.0	153,182		7.4	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.5	84.9	81.3	78.6	79.0	90.0	59,503		2.4	35
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.2	89.5	88.0	91.1	89.5	89.5	117,442		4.7	36
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.2	96.2	96.5	91.9	93.1	93.1	38,513		1.9	40
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.2	100.0	100.0	100.0	100.0	100.0	101,327		4.2	9
Added to Same Store in 2019
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.5	90.3	86.5	86.5	73.5	72.1	26,654		0.5	15
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	7.4	94.9	94.9	94.9	98.5	98.5	133,226		6.1	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	8.7	94.7	96.8	96.8	96.9	96.9	141,052		2.8	24

Subtotal / Weighted Average				9	10,847,183	46.0%	94.3%	94.1%	94.0%	95.0%	95.5%	$803,967		31.4%	220

"Non Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.6	81.9	81.9	73.6	73.6	73.4	$31,848		1.3	4

Subtotal / Weighted Average				1	369,000	1.6%	81.9%	81.9%	73.6%	73.6%	73.4%	$31,848		1.3%	4

Total / Weighted Average Unconsolidated Properties				10	11,216,183	47.5%	93.9%	93.7%	93.4%	94.3%	94.7%	$835,815		32.7%	224

Manhattan Operating Properties Grand Total / Weighted Average				30	23,603,274	100.0%	94.5%	94.2%	93.8%	94.0%	94.2%	$1,676,087			881
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,244,931		100.0%
Manhattan Operating Properties Same Store Occupancy %					23,234,274	98.4%	94.7%	94.4%	94.1%	94.3%	94.5%
Manhattan Operating Properties Same Store Leased Occupancy %							96.2%	95.3%	95.2%	95.8%	96.0%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	28	Fourth Quarter 2019

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.6	100.0	100.0	100.0	100.0	100.0	$3,013	1.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,831	1.5	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.1	100.0	100.0	100.0	100.0	100.0	1,711	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	40.8	100.0	100.0	100.0	100.0	100.0	16,876	19.9	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	18.1	100.0	100.0	100.0	100.0	100.0	53,619	6.9	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.2	100.0	100.0	100.0	100.0	100.0	16,053	18.9	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.9	55.1	100.0	100.0	100.0	100.0	651	0.7	3
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.9	100.0	100.0	100.0	100.0	100.0	1,807	2.1	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.7	88.3	88.3	88.3	88.3	88.3	29,115	17.1	3
Subtotal/Weighted Average				10	563,983	85.3%	98.3%	98.8%	98.8%	98.8%	98.8%	$126,675	69.1%	30

"Non Same Store" Retail
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.8	100.0	100.0	100.0	100.0	100.0	$3,610	2.2	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.0	100.0	100.0	100.0	100.0	100.0	690	0.8	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	10.5	100.0	100.0	100.0	100.0	100.0	34,186	20.1	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.0	100.0	100.0	100.0	100.0	100.0	3,512	4.1	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.5	100.0	100.0	100.0	100.0	100.0	4,127	3.6	1
Subtotal/Weighted Average				5	97,497	14.7%	100.0%	100.0%	100.0%	100.0%	100.0%	$46,125	30.9%	6

Total / Weighted Average Retail Properties				15	661,480	100.0%	98.6%	99.0%	99.0%	99.0%	99.0%	$172,800	100.0%	36

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly (1)	Annualized	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Rent Per Unit ($'s)	Cash Rent ($'s)	Cash Rent (SLG %)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	95.8	97.3	94.9	96.1	96.1	$4,235	$16,160	37.4
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	95.1	92.4	95.8	95.4	92.8	3,821	12,993	12.3
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	96.0	93.7	93.7	96.8	95.2	3,717	5,940	12.4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	100.0	92.7	90.6	94.8	4,207	5,173	11.1
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	94.8	95.9	96.1	94.8	94.3	3,889	26,811	1.6
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	95.9	94.3	93.5	90.9	86.0	3,578	54,330	25.2
Subtotal/Weighted Average				10	2,108,879	2,532	95.7%	95.0%	94.5%	93.2%	90.6%	$3,787	$121,407	100.0%

Total / Weighted Average Residential Properties				10	2,108,879	2,532	95.7%	95.0%	94.5%	93.2%	90.6%	$3,787	$121,407

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	Cash Rent (SLG %)	Tenants

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	82.6	85.1	85.0	85.2	85.7	86.3	$21,577	77.8	116
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	17.4	88.5	88.5	88.5	85.5	85.5	6,161	22.2	25
Subtotal/Weighted Average				8	1,044,800	100.0%	85.7%	85.6%	85.8%	85.7%	86.2%	$27,739	100.0%	141

Total / Weighted Average Suburban Properties				8	1,044,800	100.0%	85.7%	85.6%	85.8%	85.7%	86.2%	$27,739	100.0%	141

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	29	Fourth Quarter 2019

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	12.5	3.6	3.6	3.6	3.6	18.0	$31	0.1	$10,785	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	3.1	—	—	—	N/A	N/A	—	—	80,224	—
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	84.4	100.0	100.0	96.0	96.0	96.0	21,119	99.9	273,888	3
Total / Weighted Average Development / Redevelopment Properties				4	189,538	100.0%	84.9%	84.9%	81.5%	84.1%	86.0%	$21,150	100.0%	$364,897	4

Construction in Progress

								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building	Usable	Ownership	Estimated	Percentage								Development
Address	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,657,198	71.0	Q3 2020	65.0	$1,108,153	(2)	$452,513	—	—	$732,928	$1,017,072	$3,310,666
185 Broadway	198,488	100.0	Q2 2021	—	47,204		—	37,470	—	120,110	104,891	309,675
410 Tenth Avenue	636,044	70.9	Q2 2021	96.2	58,878		24,220	74,017	30,379	330,820	134,180	652,494

Total Construction In Progress					$1,214,235		$476,733	$111,487	$30,379	$1,183,858	$1,256,143	$4,272,835

(1) Temporary Certificate of Occupancy
(2) Reflects land contributed to the project at a value of $567,436, inclusive of a market value adjustment of $235,946

Supplemental Information	30	Fourth Quarter 2019

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.3	—	—	—	N/A	N/A	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	100.0	100.0	100.0	100.0	100.0	690	0.2	0.3	2
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	12.3	100.0	100.0	100.0	100.0	100.0	13,222	4.0	6.4	9
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	100.0	3,512	1.1	1.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.6	100.0	100.0	100.0	100.0	100.0	4,127	1.3	1.5	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.2	100.0	100.0	100.0	100.0	100.0	16,053	4.9	7.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	55.1	100.0	100.0	100.0	100.0	651	0.2	0.3	3
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.9	100.0	100.0	100.0	100.0	100.0	1,807	0.5	0.9	3

Subtotal / Weighted Average				8	325,745	18.5%	97.3%	98.2%	98.2%	98.2%	100.0%	$40,062	12.2%	18.8%	20

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.0	100.0	100.0	100.0	100.0	100.0	$3,013	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,831	1.2	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,610	1.1	0.9	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,711	0.5	0.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.9	100.0	100.0	100.0	100.0	100.0	34,186	10.4	8.3	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.8	100.0	100.0	100.0	100.0	100.0	53,619	16.3	2.8	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.3	88.3	88.3	88.3	88.3	88.3	29,115	8.8	7.0	3

Subtotal / Weighted Average				8	289,050	16.4%	97.7%	97.7%	97.7%	97.7%	97.7%	$129,085	39.2%	20.5%	15

Total / Weighted Average Prime Retail				16	614,795	34.8%	97.5%	97.9%	97.9%	98.9%	98.9%	$169,147	51.4%	39.3%	35

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	100.0	81.1	81.1	81.1	81.1	$521	0.2	0.2	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.5	100.0	100.0	100.0	100.0	100.0	3,553	1.1	1.7	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	0.9	86.8	86.8	86.8	86.8	98.7	2,672	0.8	1.3	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.8	100.0	100.0	100.0	79.9	100.0	4,969	1.5	2.4	7
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.0	85.6	85.6	85.6	85.6	85.6	2,943	0.9	1.4	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.4	66.3	66.9	100.0	100.0	100.0	2,023	0.6	1.0	4
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	588	0.2	0.3	5
410 Tenth Avenue (1)	70.9	Hudson Yards	Fee Interest	1	20,850	1.2	54.4	71.2	100.0	N/A	N/A	396	0.1	0.1	4
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.6	90.3	90.3	90.3	100.0	100.0	3,893	1.2	1.9	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.9	100.0	100.0	100.0	100.0	100.0	2,449	0.7	1.2	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.4	100.0	100.0	100.0	100.0	100.0	5,931	1.8	2.9	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.4	100.0	100.0	100.0	100.0	100.0	2,161	0.7	1.0	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	26,811	1.5	100.0	100.0	100.0	89.2	89.2	9,895	3.0	4.8	2
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.2	100.0	91.3	91.3	100.0	100.0	19,309	5.9	9.3	20
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.3	100.0	100.0	100.0	100.0	100.0	3,500	1.1	1.7	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.6	100.0	100.0	100.0	100.0	100.0	3,839	1.2	1.9	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.5	100.0	100.0	100.0	100.0	100.0	3,186	1.0	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.4	72.3	72.3	72.3	72.3	72.3	2,605	0.8	1.3	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.0	100.0	100.0	100.0	100.0	100.0	4,336	1.3	2.1	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	292	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.1	100.0	100.0	100.0	100.0	100.0	6,908	2.1	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.0	62.6	62.6	100.0	100.0	100.0	2,485	0.8	1.2	5

Subtotal / Weighted Average				22	641,777	36.4%	93.3%	92.7%	96.0%	96.1%	97.4%	$88,454	26.9%	42.6%	108

(1) Development / Redevelopment properties.

Supplemental Information	31	Fourth Quarter 2019

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Dec-19	Sep-19	Jun-19	Mar-19	Dec-18	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		5.4	60.6	60.6	60.6	60.6	59.9	$14,278	4.3	3.5	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.2	100.0	100.0	100.0	100.0	100.0	3,604	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.2	100.0	100.0	98.7	98.7	98.7	3,903	1.2	1.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.3	100.0	100.0	100.0	100.0	100.0	3,812	1.2	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.6	100.0	13.1	100.0	100.0	100.0	2,190	0.7	0.5	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.6	66.6	66.6	66.6	75.4	75.4	1,576	0.5	0.3	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,942	0.6	0.6	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.8	100.0	100.0	100.0	100.0	100.0	3,632	1.1	0.9	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		10.5	100.0	100.0	100.0	100.0	100.0	32,985	10.0	9.1	9
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.6	100.0	100.0	100.0	97.2	97.2	1,447	0.4	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.1	76.8	87.0	87.0	88.9	88.9	1,988	0.6	0.0	7

Subtotal / Weighted Average				13	508,180		28.8%	91.2%	86.8%	91.4%	91.6%	91.5%	$71,566	21.7%	18.1%	62

Total / Weighted Average Other Retail				35	1,149,957		65.2%	92.3%	90.1%	94.0%	94.1%	94.8%	$160,019	48.6%	60.7%	170

Retail Grand Total / Weighted Average				51	1,764,752		100.0%	94.1%	92.8%	95.4%	95.8%	96.2%	$329,166	100.0%		205
Retail Grand Total - SLG share of Annualized Rent													$206,900		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	32	Fourth Quarter 2019

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership	Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Interest %	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)
Credit Suisse Securities (USA), Inc.	1 Madison Avenue	100.0	Dec 2020	1,142,091	$70,020	$70,020	4.9%	$61.31
	11 Madison Avenue	60.0	May 2037	1,265,841	78,881	47,328	3.3%	62.31
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				2,410,457	$149,001	$117,448	8.2%	$61.81	A+

Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	$94,011	$53,586	3.7%	$63.94
	1515 Broadway	57.0	Mar 2028	9,106	1,928	1,099	0.1%	211.72
	555 West 57th Street	100.0	Dec 2023	338,527	16,768	16,768	1.2%	49.53
	Worldwide Plaza	24.35	Jan 2027	32,598	2,224	542	—%	68.23
				1,850,520	$114,931	$71,995	5.0%	$62.11	BBB

Ralph Lauren Corporation	625 Madison Avenue	100.0	Dec 2019	348,285	29,045	29,045	2.0%	$83.39
		100.0	Feb 2020	38,500	3,329	3,329	0.2%	86.45
				386,785	32,374	32,374	2.2%	$83.70	A-

Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$44,577	$26,746	1.9%	$77.02	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Jun 2022	577,438	$47,434	$24,191	1.7%	$82.14

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,688	$20,688	1.4%	$40.57
	420 Lexington Avenue	100.0	Oct 2030	4,077	287	287	0.1%	70.28
				514,084	20,975	20,975	1.5%	$40.80	Aa1

King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,809	$20,809	1.5%	$95.33
Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$19,039	$19,039	1.3%	$61.79

Giorgio Armani Corporation	752-760 Madison Avenue	100.0	Dec 2024	21,124	16,053	16,053	1.1%	$759.92
	717 Fifth Avenue	10.9	Mar 2023	46,940	23,972	2,613	0.2%	$510.69
	762 Madison Avenue	90.0	Dec 2024	1,264	254	228	—%	$200.66
				69,328	$40,279	$18,894	1.3%	$580.98

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	$15,150	$15,150	1.1%	$52.86
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,705	3,705	0.3%	70.47
				339,195	$18,855	$18,855	1.4%	$55.59

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	334,654	$18,041	$18,041	1.3%	$53.91
	110 East 42nd Street	100.0	Oct 2021	1,840	130	130	—%	70.43
				336,494	$18,171	$18,171	1.3%	$54.00	Aaa

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	$18,095	$18,095	1.3%	$109.61	A
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$34,186	$17,093	1.2%	$493.91	AA-
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.35	Aug 2024	617,135	$67,019	$16,319	1.1%	$108.60

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,869	$14,869	1.0%	$64.34
	1055 Washington Blvd.	100.0	Oct 2028	23,800	881	881	0.1%	37.00
				254,914	$15,750	$15,750	1.1%	$61.78	BBB+

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,643	$15,643	1.1%	$105.54

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	134,475	$9,417	$9,417	0.7%	$70.03
	11 Madison Avenue	60.0	Sep 2030	104,618	9,178	5,507	0.4%	87.72
				239,093	$18,595	$14,924	1.1%	$77.77

Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	14,833	14,833	1.0%	$88.73	BBB-

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	$11,224	$11,224	0.8%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	123,633	7,063	3,602	0.3%	57.13
				262,196	$18,287	$14,826	1.1%	$69.74
Infor (US) Inc	635 Sixth Avenue	100.0	Feb 2025	71,048	$6,612	$6,612	0.5%	$93.07
	641 Sixth Avenue	100.0	Jul 2022	43,000	2,975	2,975	0.2%	69.19
	641 Sixth Avenue	100.0	Jun 2026	21,981	1,964	1,964	0.1%	89.37
	641 Sixth Avenue	100.0	Dec 2027	13,090	1,377	1,377	0.1%	105.17
				149,119	$12,928	$12,928	0.9%	$86.70
Total				9,661,625	$741,781	$529,908	37.2%	$76.78
(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	33	Fourth Quarter 2019

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	34	Fourth Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/19			1,375,978

Space which became available during the Quarter (2):
Office
	30 East 40th Street	4	3,801	3,801	$75.47
	100 Park Avenue	2	9,761	10,985	79.78
	110 East 42nd Street	2	5,655	5,811	67.24
	125 Park Avenue	1	3,744	3,892	71.37
	280 Park Avenue	1	10,568	10,568	70.88
	420 Lexington Avenue	6	7,583	10,014	67.53
	461 Fifth Avenue	1	6,650	7,134	108.78
	750 Third Avenue	1	11,465	11,779	68.00
	800 Third Avenue	1	2,048	2,048	77.56
	810 Seventh Avenue	3	26,853	30,021	71.12
	World Wide Plaza	1	41,412	41,578	66.23
	Total/Weighted Average	23	129,540	137,631	$71.80

Retail
	304 Park Avenue South	1	2,000	2,427	$222.82
	World Wide Plaza	1	1,923	1,849	110.41
	Total/Weighted Average	2	3,923	4,276	$174.21

	Total Space which became available during the quarter
	Office	23	129,540	137,631	$71.80
	Retail	2	3,923	4,276	$174.21
		25	133,463	141,907	$74.88

	Total Available Space		1,509,441

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	35	Fourth Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,509,441

Office
	10 East 53rd Street	1	10.5	7,048	8,462	$89.00	$—	$105.35	3.0
	30 East 40th Street	2	3.1	2,558	2,833	59.66	68.85	—	—
	55 West 46th Street - Tower 46	2	9.0	13,229	13,328	85.21	—	76.09	4.4
	100 Park Avenue	4	10.4	39,650	43,515	71.60	82.62	101.70	0.9
	110 East 42nd Street	1	3.1	1,519	1,561	63.00	66.66	9.47	1.0
	110 Greene Street	1	3.0	2,640	2,640	78.00	62.57	70.25	—
	420 Lexington Avenue	9	3.8	16,369	17,781	65.31	68.95	42.97	1.0
	485 Lexington Avenue	2	9.6	57,010	58,571	64.92	—	45.05	9.1
	810 Seventh Avenue	3	6.6	19,103	21,330	68.02	62.93	10.40	3.7
	1350 Avenue of the Americas	1	5.3	3,847	3,938	76.00	—	114.96	3.0
	Total/Weighted Average	26	8.5	162,973	173,959	$70.08	$69.12	$60.98	4.4

Retail
	30 East 40th Street	1	10.0	929	1,530	$58.00	$—	$40.00	7.0
	280 Park Avenue	1	10.0	27,799	24,570	50.88	52.04	40.70	4.0
	304 Park Avenue South	1	10.0	1,593	1,715	218.66	193.10	466.67	6.0
	625 Madison Avenue	2	5.0	5,721	6,571	247.30	937.94	—	3.3
	Total/Weighted Average	5	9.0	36,042	34,386	$97.10	$236.58	$54.14	4.1

Storage
	10 East 53rd Street	1	9.7	2,737	2,584	$34.00	$—	$24.69	—
	11 Madison Avenue	1	10.8	932	1,192	35.00	29.32	—	—
	Total/Weighted Average	2	10.0	3,669	3,776	$34.32	$29.32	$16.90	—

Leased Space
	Office (3)	26	8.5	162,973	173,959	$70.08	$69.12	$60.98	4.4
	Retail	5	9.0	36,042	34,386	$97.10	$236.58	$54.14	4.1
	Storage	2	10.0	3,669	3,776	$34.32	$29.32	$16.90	—
	Total	33	8.6	202,684	212,121	$73.83	$132.96	$59.09	4.3

Total Available Space as of 12/31/19				1,306,757

Early Renewals
Office
	10 East 53rd Street	1	5.0	4,085	4,481	$82.00	$64.99	$—	—
	30 East 40th Street	2	5.5	3,357	4,097	83.55	69.39	—	—
	110 Greene Street	1	2.0	1,867	1,867	91.00	88.89	—	—
	280 Park Avenue	1	2.7	19,495	20,123	117.00	111.69	—	—
	420 Lexington Avenue	4	1.4	19,448	24,927	60.86	60.21	5.35	0.1
	485 Lexington Avenue	1	3.4	13,827	14,206	76.12	76.12	—	1.0
	555 West 57th Street	1	10.0	184,434	226,556	56.00	29.32	41.41	5.0
	750 Third Avenue	1	1.0	62,422	68,098	70.00	61.71	—	—
	Total/Weighted Average	12	6.9	308,935	364,355	$63.91	$45.06	$26.11	3.2

Storage
	220 East 42nd Street	1	5.1	392	466	$25.00	$24.47	$—	—
	Total/Weighted Average	1	5.1	392	466	$25.00	$24.47	$—	—

Renewals
	Early Renewals Office	12	6.9	308,935	364,355	$63.91	$45.06	$26.11	3.2
	Early Renewals Storage	1	5.1	392	466	$25.00	$24.47	$—	—
	Total	13	6.9	309,327	364,821	$63.86	$45.03	$26.08	3.2

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $72.30/rsf for 51,395 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $64.95/rsf for 415,750 rentable SF.

Supplemental Information	36	Fourth Quarter 2019

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties								Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)		Current Weighted Average Asking Rent $/psf (4)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

2019(1)	14	422,686	3.42%	$35,203,898	$83.29		$69.38		2	1,714	0.02%	$54,600	$31.86	$32.47

1st Quarter 2020	14	108,121	0.87%	$7,418,586	$68.61		$65.41		4	132,676	1.23%	$8,212,220	$61.90	$75.46
2nd Quarter 2020	15	44,882	0.36%	2,965,824	66.08		76.41		5	56,941	0.53%	4,337,388	76.17	83.37
3rd Quarter 2020	19	243,599	1.97%	15,140,069	62.15		62.17		4	30,098	0.28%	2,196,793	72.99	73.26
4th Quarter 2020	28	1,478,732	11.95%	100,725,841	91.21	(5)	80.68	(5)	5	30,276	0.28%	3,011,293	99.46	86.37

Total 2020	76	1,875,334	15.15%	$126,250,320	$76.69		$72.02		18	249,991	2.32%	$17,757,694	$71.03	$78.32

2021	108	1,259,079	10.18%	$77,936,064	$61.90		$67.88		26	291,807	2.70%	$22,156,933	$75.93	$79.20
2022	97	822,698	6.65%	67,030,173	81.48		82.72		31	894,293	8.28%	83,342,706	93.19	95.10
2023	76	883,272	7.14%	57,648,722	65.27		65.99		16	438,826	4.06%	38,216,366	87.09	80.68
2024	60	399,467	3.23%	28,380,429	71.05		71.32		24	1,003,426	9.29%	106,754,273	106.39	87.20
2025	45	591,666	4.78%	53,408,872	90.27		82.35		12	426,938	3.95%	34,135,739	79.95	84.97
2026	30	781,269	6.32%	55,151,891	70.59		68.48		20	499,312	4.62%	50,595,762	101.33	103.74
2027	35	602,943	4.87%	46,184,007	76.60		71.71		17	375,697	3.48%	33,260,546	88.53	94.16
2028	38	599,486	4.85%	44,180,538	73.70		76.07		18	206,956	1.92%	21,542,167	104.09	100.76
Thereafter	91	4,132,832	33.41%	242,723,273	58.73		66.56		47	6,408,455	59.36%	427,998,688	66.79	82.80
	670	12,370,732	100.00%	$834,098,187	$68.05	(5)	$70.23	(5)	231	10,797,415	100.00%	$835,815,474	$77.41	$85.72

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to December 31, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of December 31, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

	(5) Excludes Credit Suisse at One Madison Avenue

Supplemental Information	37	Fourth Quarter 2019

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2019 (1)	—	—	—%	$—	$—	$—	1	3,600	1.33%	$244,777	$67.99	$250.00
2020	3	9,901	3.20%	1,463,342	147.80	254.52	1	1,698	0.63%	129,000	75.97	79.77
2021	—	—	—%	—	—	—	2	13,637	5.03%	4,198,634	307.89	136.99
2022	1	1,165	0.38%	217,176	186.42	299.00	1	3,868	1.43%	3,654,761	944.87	1,450.75
2023	3	9,825	3.17%	1,238,910	126.10	138.76	3	54,071	19.95%	25,682,946	474.99	422.33
2024	4	75,872	24.50%	17,625,136	232.30	231.89	1	7,793	2.87%	5,730,456	735.33	898.00
2025	3	33,944	10.96%	999,588	29.45	24.15	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	31,135,474	418.35	384.06
2027	—	—	—%	—	—	—	1	3,655	1.35%	737,477	201.77	158.00
2028	1	10,040	3.24%	4,127,400	411.10	411.10	—	—	—%	—	—	—
Thereafter	5	168,984	54.55%	14,390,740	85.16	91.87	3	108,328	39.95%	57,570,648	531.45	532.79
	20	309,731	100.00%	$40,062,292	$129.35	$136.56	17	271,074	100.00%	$129,084,173	$476.20	$461.96
Vacancy (5)		8,819				604.26		—				—
		318,550				$149.51		271,074				$461.96

Other Retail
2019 (1)	—	—	—%	$—	$—	$—	—	—	—%	$—	$—	$—
2020	6	14,238	2.33%	1,955,567	137.35	423.10	3	50,984	10.96%	3,226,280	63.28	91.20
2021	11	23,119	3.79%	2,980,641	128.93	160.79	5	5,995	1.29%	590,132	98.44	118.81
2022	11	65,902	10.80%	13,027,190	197.68	242.76	10	85,094	18.30%	20,700,453	243.27	276.40
2023	10	36,669	6.01%	5,611,357	153.03	155.26	4	23,463	5.05%	3,026,704	129.00	137.85
2024	5	22,420	3.67%	4,278,987	190.86	160.10	6	15,829	3.40%	3,505,830	221.48	210.72
2025	8	28,753	4.71%	7,649,966	266.06	274.00	2	946	0.20%	225,319	238.18	213.60
2026	6	15,877	2.60%	1,744,939	109.90	130.90	5	21,373	4.60%	9,730,875	455.29	426.88
2027	5	29,391	4.81%	4,017,085	136.68	158.08	6	18,508	3.98%	10,718,475	579.13	634.17
2028	9	36,611	6.00%	5,070,344	138.49	152.17	6	17,759	3.82%	3,738,432	210.51	205.45
Thereafter	37	337,460	55.28%	42,117,560	124.81	130.57	15	225,053	48.40%	16,103,133	71.55	74.80
	108	610,440	100.00%	$88,453,636	$144.90	$162.60	62	465,004	100.00%	$71,565,633	$153.90	$165.59
Vacancy (5)		40,332				169.51		45,153				229.68
		650,772				$163.03		510,157				$171.26

	(1) Includes month to month holdover tenants that expired prior to December 31, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2019. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	38	Fourth Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2019
1998 - 2018 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	92.0
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	97.0
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	84.9
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	97.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.3
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	91.2
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	90.4
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	98.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		90.4
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	96.2
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	95.4
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.0
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	83.0
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	97.1
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	95.9
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	94.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.5
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.8
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	94.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	81.9
					43,502,923	$23,690,130
2019 Acquisitions
May-19	110 Greene Street	Soho	10.0%	Leasehold Interest	223,600	$256,500	93.3	94.3
					223,600	$256,500
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	39	Fourth Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	40	Fourth Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2019
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	N/A
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2018 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					6,000,941	$1,510,123	$252
2019 Sales
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0%	Fee Interest	143,400	$23,100	$161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
					1,250,400	$252,261	$202

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	41	Fourth Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2019
2005 - 2016 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	90.6
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	100.0
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	98.1
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	90.3
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	94.8
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	95.9
					13,100,930	$6,559,448
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					52,017	$144,350
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	56.0
					643,928	$520,150

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	42	Fourth Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					7,230,021	$4,373,360	$605
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728
2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0%	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
					117,195	$350,593	$2,992

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	43	Fourth Quarter 2019

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	44	Fourth Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	45	Fourth Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income (loss) attributable to SL Green common stockholders	$17,432	$(61,219)	$255,484	$232,312
Add:
Depreciation and amortization	64,090	71,458	272,358	279,507
Joint venture depreciation and noncontrolling interest adjustments	47,224	46,348	192,426	187,147
Net income (loss) attributable to noncontrolling interests	360	(3,680)	10,142	12,210
Less:
Loss on sale of real estate, net	(19,241)	(36,984)	(16,749)	(30,757)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	167,445	76,181	303,967
Purchase price and other fair value adjustment	—	—	69,389	57,385
Depreciable real estate reserves	—	(220,852)	(7,047)	(227,543)
Depreciation on non-rental real estate assets	742	638	2,935	2,404
FFO attributable to SL Green common stockholders and noncontrolling interests	$147,605	$142,660	$605,701	$605,720

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018

Net income (loss)	$24,255	40,722	$173,741	$52,769	$(58,320)
Interest expense, net of interest income	44,724	48,112	47,160	50,525	51,974
Amortization of deferred financing costs	3,087	3,112	2,712	2,742	2,695
Income taxes	1,027	(995)	680	770	964
Depreciation and amortization	64,090	70,464	69,461	68,343	71,458
Loss (gain) on sale of real estate	19,241	(3,541)	—	1,049	36,984
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	—	(59,015)	(17,166)	(167,445)
Purchase price and other fair value adjustments	—	(3,799)	(67,631)	2,041	—
Depreciable real estate reserves	—	7,047	—	—	220,852
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	85,733	86,743	88,159	89,160	85,786
EBITDAre	$242,157	$247,865	$255,267	$250,233	$244,948

Supplemental Information	46	Fourth Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018

Net income (loss)	$24,255	$(58,320)	$291,487	$270,856
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(167,445)	(76,181)	(303,967)
Purchase price and other fair value adjustments	—	—	(69,389)	(57,385)
Loss on sale of real estate, net	19,241	36,984	16,749	30,757
Depreciable real estate reserves	—	220,852	7,047	227,543
Depreciation and amortization	64,090	71,458	272,358	279,507
Interest expense, net of interest income	44,724	51,974	190,521	208,669
Amortization of deferred financing costs	3,087	2,695	11,653	12,408
Operating income	155,397	158,198	644,245	668,388

Equity in net loss (income) from unconsolidated joint ventures	11,874	2,398	34,518	(7,311)
Marketing, general and administrative expense	25,575	26,030	100,875	92,631
Transaction related costs, net	369	426	729	1,099
Investment income	(42,423)	(57,952)	(195,590)	(201,492)
Loan loss and other investment reserves, net of recoveries	—	5,752	—	6,839
Non-building revenue	(9,392)	(6,391)	(31,860)	(22,099)
Loss on early extinguishment of debt	—	14,889	—	17,083
Net operating income (NOI)	141,400	143,350	552,917	555,138

Equity in net (loss) income from unconsolidated joint ventures	(11,874)	(2,398)	(34,518)	7,311
SLG share of unconsolidated JV depreciation and amortization	46,429	46,939	189,290	187,962
SLG share of unconsolidated JV interest expense, net of interest income	37,168	37,266	153,151	144,663
SLG share of unconsolidated JV amortization of deferred financing costs	1,751	1,500	6,415	6,315
SLG share of unconsolidated JV loss on early extinguishment of debt	—	—	258	—
SLG share of unconsolidated JV investment income	(314)	(2,751)	(3,331)	(12,014)
SLG share of unconsolidated JV non-building revenue	(1,292)	(725)	(4,016)	(3,636)
NOI including SLG share of unconsolidated JVs	213,268	223,181	860,166	885,739

NOI from other properties/affiliates	(14,382)	(17,877)	(55,762)	(84,595)
Same-Store NOI	198,886	205,304	804,404	801,144

Operating lease straight-line adjustment	497	231	2,039	1,803
Joint Venture operating lease straight-line adjustment	107	258	680	1,031
Straight-line and free rent	(1,501)	(6,036)	(6,359)	(15,429)
Amortization of acquired above and below-market leases, net	(903)	(1,185)	(3,677)	(5,420)
Joint Venture straight-line and free rent	(359)	(4,525)	(46,125)	(19,500)
Joint Venture amortization of acquired above and below-market leases, net	(4,321)	(4,225)	(16,953)	(15,841)
Same-store cash NOI	$192,406	$189,822	$734,009	$747,788

Supplemental Information	47	Fourth Quarter 2019

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	48	Fourth Quarter 2019